RBC Capital Markets – 2010 MLP Conference November 18, 2010 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of
1933 and the Securities Exchange Act of 1934. The words “believe,”
“expect,” “should,” “targeting,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar
Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-
Q, filed with the Securities and Exchange Commission and available on
NuStar’s website at
www.nustarenergy.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of around $4.4 billion
and an enterprise value of
approximately $6.3 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 15.6% of the
common units in NuStar Energy
L.P. with a market capitalization of
around $1.5 billion
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (11/11/10): $67.71 $35.63
Annual Distribution/Unit: $4.30 $1.92
Yield (11/11/10): 6.35% 5.39%
Debt Balance (9/30/10) $1,991 million $19.5 million
Market Capitalization: (9/30/10) $4,375 million $1,516 million
Enterprise Value (9/30/10) $6,279 million $1,528 million
Total Assets (9/30/10) $5,191 million $618 million
Debt/Cap. (9/30/10) 42.5% n/a
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a
83.1%
Membership Interest
82.4%
L.P. Interest
Public Unitholders
35.4 Million NSH Units
Public Unitholders
54.3 Million NS Units
16.9%
Membership
Interest
2.0% G.P. Interest
15.6% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.2 Million NSH Units
NYSE:  NSH
NYSE: NS

Large and Diverse Geographic Footprint
with Assets in Key Locations
Asset Stats:
Operations in eight
different countries
including the U.S.,
Mexico, Netherlands,
Netherlands Antilles (i.e.
Caribbean), England,
Ireland, Scotland and
Canada
8,417 miles of crude oil
and refined product
pipelines
Own 88 terminal and
storage facilities
Over 93 million barrels of
storage capacity
2 asphalt refineries on
the U.S. East Coast
capable of processing
104,000 bpd of crude oil

Percentage of 2009
Segment Operating Income
Approximately 84% of NuStar Energy’s segment operating income in 2009 came from fee-based transportation and storage segments
Remainder of 2009 segment operating income related to margin-based asphalt and fuels marketing segment
Storage: 46%
Transportation: 38%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 16%
Asphalt
Fuels Marketing
Product Supply, Wholesale, Fuel Oil
Marketing and Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas.

Organic Growth in Refined Product Infrastructure 7

Transportation Segment Assets in close
proximity to key Shale Formations
Transportation Segment Assets in close
proximity to key Shale Formations
Shale Development Strategy
There are four key shale developments located in NuStar’s Mid-Continent and Gulf
Coast regions, including the Bakken, Niobrara, Barnett, and Eagle Ford developments
Our strategy is to optimize and grow the existing asset base, and maximize the value of the assets located in or near shale developments

Recently announced agreement with
Koch Pipeline first NuStar project in
Eagle Ford Shale
Companies agreed to a pipeline connection and capacity lease agreement
Allows NuStar to reactivate a 60 mile pipeline that has been idle since
November 2005
Project connects our existing Pettus, Texas to Corpus Christi pipeline segment to Koch’s existing pipeline
Initial capacity agreement for 30 thousand BPD, could grow to 50 thousand BPD
Project cost $5 to $10 million
Expected in-service date mid-2011

Plan to continue to optimize and grow our existing storage asset base St. James, LA. Terminal Expansion St. Eustatius Terminal Expansion Denver Terminal Expansion Jacksonville Terminal Expansion 10

St. James, Louisiana terminal expansion
expected to occur in two phases
Phase 1 – Third-Party Crude Oil Storage
Construct 3.1 million barrels of crude oil storage
Projected CAPEX of $110 to $130 million, with projected average annual
EBITDA of $15 to $25 million
Expected in-service August 2011 through January 2012
Phase 2 – Third-Party Crude Oil Storage
Project in early planning stages
Should be similar in size to Phase 1 project
Could grow in size based on customer demand
Expected in-service in 2013

St. Eustatius project planned to convert
existing tanks and construct new tanks for
distillate service
Conversion Project
Convert 600,000 barrels of storage from fuel oil to distillate service to capture higher storage fees
Expansion Project
Construct 900,000 barrels of new storage for distillate service
Interested customers include several national oil companies
Combined conversion and expansion projected CAPEX of $40 to $50 million, with projected average annual EBITDA of $5 to $10 million
Expected in-service by February 2012 (Conversion Project) and
September 2012 (Expansion Project)

Jacksonville expansion constructs new tankage
…Denver expansion constructs new loading rack
Jacksonville Storage Expansion
Construct 500,000 barrels of clean products storage
to support a major refiner’s expansion
Projected CAPEX of $20 to $30 million, with projected
average annual EBITDA of $5 to 10 million
Expected in-service by March 2012
Denver Terminal Expansion
Construct a new truck loading rack to serve a Denver
refiner’s refined product output and attract
incremental volumes from other new customers
Projected CAPEX of $10 to $15 million, with projected
average annual EBITDA of $1 to $5 million
Expected in-service by January 2012

Majority of 2011 Internal Growth Capital
Will to be spent in the Storage Segment

(
Dollars in Millions)
Annual Internal Growth Spending By Business Segment
$11
$20
$13
$8
$128
$107
$153
$218
$3
$14
$20
$19
$36
$80
2008 Actual 2009 Actual 2010 Forecast 2011 Forecast
Corporate
Asphalt & Fuels Marketing
Storage
Transportation
$146
$164
$325
$222
$4
$23

Acquisition Growth in Refined Product Infrastructure 15

Joint Venture (JV) Overview
NuStar entered into a $50-$60 million
JV agreement with S-Oil and Aves
Oil, two Turkish companies
The JV should own 100% of two
terminals in Mersin and land in
Giresun and Ceyhan
NuStar should own 75% of the JV
and operate the terminals
Both terminals connect via pipeline
to an offshore platform (SAVKA) 5
km off the Turkish coastline
The JV should own 67% of SAVKA
Upon Projected December Closing, Acquired Assets
in Turkey Provide Platform for Internal Growth
Growth Opportunities
Expansion project under development at Mersin
Expands existing storage by about 70 percent
Potential to tie into NATO Pipeline
Provides access to markets for military fuels
New terminal at Giresun
37-acre site with access to Black Sea ports
200,000 barrel fuel oil terminal under development
Second phase build-out to 1.9 million barrels under
evaluation
New terminal at Ceyhan
Ceyhan is the destination for pipelines delivering
crude from northern Iraq and the Caspian area to
the Mediterranean
173 acre property is well-suited for building up to
6.3 million barrels of storage and marine jetty

Reconciliation of Non-GAAP Financial Information
Internal Growth Program

(Unaudited, Dollars in Thousands)
St. James, LA
Terminal
Expansion Phase 1
St. Eustatius
Distillate Project
Jacksonville
Storage Expansion
Denver Terminal
Expansion
Projected annual operating income range $    11,000  -  20,000 $    4,000  -  8,000 $      4,500  -  9,000   $       500  -  4,000
Plus projected annual depreciation and
        amortization expense range      4,000  -  5,000      1,000  -  2,000      500  -  1,000      500  -  1,000
Projected annual adjusted EBITDA range $    15,000  -  25,000 $    5,000  -  10,000 $    5,000  -  10,000 $    1,000  -  5,000
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
The following is a reconciliation of projected annual operating income to projected annual adjusted EBITDA for certain projects in our storage segment related to our internal growth program: